                                  FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 18, 1996


                     WPS Receivables Corporation on behalf
               of the WestPoint Stevens Receivables Master Trust
            (Issuer in respect of the WestPoint Stevens Receivables
                  Master Trust Floating Rate Trade Receivables
                   Participation Certificates, Series 1994-1)
             ------------------------------------------------------
             (Exact name of registrant as specified on its charter)



                    Delaware                       33-76956                        58-2080658
- -------------------------------------------------  ------------------------        ------------------
(State or other jurisdiction of incorporation      (Commission File No.)           (I.R.S. Employer
 or organization)                                                                  Identification No.)



  507 West 10th Street, West Point, Georgia                                                 31833
- ---------------------------------------------                                        --------------------
    (Address of principal executive offices)                                             (Zip Code)



Registrant's telephone number, including area code:     (706) 645-4248



                                Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.       Other Events.

              The Registrant is filing the exhibit listed in Item 7 below.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits.

Exhibit 7.1   Monthly Settlement Statement for the Floating Rate
              Trade Receivables Participation Certificates, Series 1994-1 with respect to the July 18, 1996 Distribution Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the WestPoint Stevens Receivables Master Trust by the undersigned, hereunto duly authorized.


                                         WESTPOINT STEVENS RECEIVABLES
                                           MASTER TRUST

                                         By:  WPS RECEIVABLES CORPORATION,
                                                 as Depositor



                                         By:    /s/ Craig J. Berlin
                                             ---------------------------------
                                             Craig J. Berlin
                                             President


Date: July 18, 1996

                                  EXHIBIT LIST



Exhibit

  7.1 Monthly Settlement Statement for the Floating Rate Trade Receivables Participation Certificates, Series 1994-1 with respect to the July 18, 1996 Distribution Date